CAPITAL
                                                                    APPRECIATION
                                                                           TRUST


                               [PHOTO MONTAGE]
         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                               SEMI-ANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                               February 28, 1999

                                [HERITAGE LOGO]
                                ---------------
                              Capital Appreciation
                                    Trust(TM)

                                                                  April 12, 1999

Dear Fellow Shareholders:

     It is my pleasure to provide you with the semiannual report for the Heritage Capital Appreciation Trust for the six months ended February 28, 1999. For this period, your Fund continued its recent excellent performance posting a gain of 29.96%* for its Class A shares. The Class B and C shares, which have different fee structures, returned +29.59%* and +29.61%*, respectively. As you may recall, the stock market ended our last fiscal year with a significant decline. The Dow Jones Industrial Average, for example, fell over 500 points on the last day of our fiscal year, August 31, 1999. It's refreshing to be able to report on the strong recovery we have experienced since then.

     For longer periods, your Fund also continues to deliver strong positive returns. Your Fund's average annual returns for the periods through March 31, 1999 are shown below. All returns are calculated net of all expenses and front and back end sales charges, as applicable.

                             CLASS A**           CLASS B**           CLASS C**
                         -----------------   -----------------   -----------------
One Year .............         +13.11%             +14.07%             +17.99%
Three Year ...........         +27.90%                N/A              +29.20%
Five Year ............         +22.68%                N/A                 N/A
Ten Year .............         +16.05%                N/A                 N/A
Life of Fund .........         +15.22%(1)          +26.30%(2)          +27.28%(3)

----------
1 December 12, 1985
2 January 2, 1998
3 April 3, 1995

     Clearly, long-term investors in your Fund have been well rewarded. However, as you can see, the most recent three years have been exceptional. What you may infer from this is that other periods may not have been as positive. That inference would be correct. In fact, in 1990 and 1994, both difficult years for stocks in general, your Fund had negative returns. The lesson, as we have discussed before, is that a patient long-term approach to investing can be very rewarding. In any future market corrections, this history should help us all stay the course and focus on the longer term reasons we invested in the first place.

     In the letter that follows, Herb Ehlers of our subadviser, Goldman Sachs Asset Management, discusses the factors that have contributed to your Fund's returns. As a reminder, Herb has managed your Fund's investment portfolio since its inception in 1985. He is now the lead manager of a team of experienced analysts and portfolio managers working together to manage your Fund's portfolio. I hope you find Herb's comments helpful in understanding how your Fund's portfolio is managed.

     On behalf of all of us at Heritage, thank you for your continuing confidence in Heritage Capital Appreciation Trust. If there are ever any comments you would like to share with us about this or other Heritage funds, please call us at 800/709-3863 (FUND).

                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        --------------------------
                                        Stephen G. Hill
                                        President

----------
 * These returns are calculated without the imposition of either front- or back-end sales charges.
** Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for A shares of 4.75%. These numbers also reflect a contingent deferred sales load (CDSL) on B Shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSL for C Shares is charged on redemptions made within 12 months of purchase.

                                                                  April 12, 1999

Dear Fellow Shareholders:

     This is fun! Even though this is a report for the six months ended February 28, 1999, I thought you'd be interested in some calendar year results. I know I am, and since I am a shareholder of the Heritage Capital Appreciation Trust ("HCAT"), I thought my fellow shareholders would be just as interested. By the way, I'll be referring to HCAT as "our Fund," since we're all shareholders together. For the calendar year ended December 31, 1998 our Fund's Class A shares were up 34.2%* compared to its Lipper peer group of 20.1%*. For the past two and three calendar years our Fund's Class A shares were up on a cumulative basis 91.5%* and 127.7%* respectively, ranking in the top 6% and 4% of its Lipper peer group, and more than doubling the peer group average returns.** For the six month semi-annual period represented by this report (ending 2/28/99), the Class A shares of our Fund were up 29.96%*.

     I must stop here and mention my usual words of caution regarding these terrific performance returns. By the way, I also make similar comments when performance isn't quite so good. So, let's all keep in mind that investing is a marathon, not a sprint. Performance plays out over very long periods of time. Our Fund's performance in future time periods may not be quite so good as in recent time periods. Of course, I have no idea of when those future time periods might be. Let's all hope they're many years away. But when our Fund's performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies -- leaders in their industries in many cases, and with excellent management. Over the long-term, we believe our Fund's portfolio of companies should be able to achieve increased earnings, high returns on capital, and increased value. If so, over the long-term, the stocks of these companies should produce reasonable returns.

     During the six months ended February 28, 1999, our Fund benefited from its holdings in various growth industries including broadcasting, entertainment, retail stores, finance, banking, and publishing.

     Telecommunications Inc., the largest cable TV company in the nation, was our Fund's best performing stock (+90%), and has recently been acquired by AT&T. Other cable TV and entertainment company stocks were also very strong, including Liberty Media Group (+65%) and Time Warner (+60%). First Data, a computer services company, and Walgreen, the well-known retail drug store chain, were up 85% and 67%, respectively.

     Even one of our long-time laggards, Telephone & Data Systems (TDS), a rural/suburban local telephone and cellular phone company, finally produced a strong return, up 52% for the past six months. If TDS can move triple from these levels, it will finally justify our holding this stock for the past decade. I'm sure you've figured it out by now, TDS has not been one of our better performing investments, but we will continue to hold it as long as the fundamental business continues to perform well.

     Unfortunately, our Fund has also had a few disappointments over the past six months. In particular, Service Corp. Int'l the largest funeral home and cemetery company in the world (and a long time holding of our Fund), announced that it's fourth quarter and 1998 earnings would not meet expectations, whereupon its stock got sliced in half in less than a week. We don't believe the business is as bad as the stock price would seem to indicate, and so we recently added to our Fund's position in the stock.

----------
 * These returns are calculated without the imposition of front- or back-end sales charges.
** Lipper Analytical Services, Inc. performance rankings for the Capital
   Appreciation Trust Class A Shares were 11 out of 208 and 5 out of 147 Capital Appreciation Funds, for the 2 and 3 year periods ended December 31, 1998, respectively. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. See the previous letter by Stephen G. Hill for a full statement of returns since inception. Past performance is no guarantee of future results.

     You should also know that our Fund owns very few direct technology and Internet stocks, which has also been unfortunate since these two sectors have been among the hottest sectors in the stock market. However, fortunately our Fund does own a number of indirect technology and Internet-related businesses such as cable TV (high speed Internet access), MCI Worldcom (Internet traffic), broadcasting (Internet advertising), and Time Warner (one of the largest Internet/cable companies). We have attempted to position our Fund so that our Internet-related companies will achieve good results no matter which portal, Internet retailer or other Internet site wins the Internet war. By the way, we do believe that the Internet ranks with electricity, telephone, radio and television as one of the important discoveries to impact our lives over the next century. We continue to search for ways to invest in this new medium at reasonable prices and within reasonable risk parameters.

     Our portfolio team and I continue to be very bullish on America. The past 25 years have been phenomenal (more about this in our next report as I'm running out of space), and we believe the next 25 years will be even better. We believe 1) that capitalism will continue to flourish, not only in America, but around the world, 2) that politicians won't interfere too much with free enterprise, 3) that innovation and entrepreneurship will continue to flourish (E.G. VCRs, satellites, personal computers, cellular telephones, digital everything), 4) there will be no world wars and 5) America will continue as the dominant military and economic power in the world. In short, America's economic success will be even more exciting in the next century. It will be fun. I can't wait, I'm so excited. May "the force" be with us.

                                        Sincerely,

                                        /s/ HERBERT E. EHLERS
                                        ---------------------------
                                        Herbert E. Ehlers

                                        Managing Director
                                        Goldman Sachs & Company

                                        Chief Investment Officer
                                        Liberty Investment Management
                                        a division of Goldman Sachs Asset
                                        Management

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 28, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------


                                                  MARKET
  SHARES                                          VALUE
----------                                      ---------
COMMON STOCKS--93.5%(a)
=======================
  BANKING--4.6%
-----------------------
   163,000   MBNA Corporation ..................   $ 3,952,750
    56,900   State Street Corporation ..........     4,363,518
                                                   -----------
                                                     8,316,268
                                                   -----------
BEVERAGES--1.0%
---------------------------
    48,000   PepsiCo, Inc. .....................     1,806,000
                                                   -----------
BROADCASTING--20.6%
----------------------
    86,000   Cablevision Systems
              Corporation* ......................    5,590,000
   106,000   CBS Corporation ...................     3,908,750
    35,700   Chancellor Media Corporation*......     1,561,875
    77,000   Infinity Broadcasting
             Corporation* ......................     1,828,750
   111,300   Jacor Communications, Inc.* .......     7,763,175
   172,500   Tele-Communications, Inc.,
              Liberty Media, Class "A"*(b)......     9,293,438
    98,600   Tele-Communications, Inc.,
              TCI Group, Class "A"*(c) .........     6,193,313
    60,000   Westwood One, Inc.* ...............     1,462,500
                                                   -----------
                                                    37,601,801
                                                   -----------
COSMETICS/TOILETRIES--1.5%
--------------------------
    67,200   Avon Products, Inc. ...............     2,797,200
                                                   -----------
DATA PROCESSING--1.4%
-----------------------
    27,000   Sterling Commerce, Inc.* ..........       702,000
    19,000   Sun Microsystems, Inc.* ...........     1,848,938
                                                   -----------
                                                     2,550,938
                                                   -----------
FILMED ENTERTAINMENT--3.8%
----------------------------
   106,200   Time Warner, Inc. .................     6,849,900
                                                   -----------
FINANCE--7.8%
---------------
    55,400   AMBAC Financial Group, Inc.........     3,102,400
    68,500   Fannie Mae ........................     4,795,000
   107,200   Freddie Mac .......................     6,311,400
                                                   -----------
                                                    14,208,800
                                                   -----------
FOOD--2.5%
----------
    60,300   Ralston-Purina Group ..............     1,624,331
    31,400   Wm. Wrigley Jr. Company ...........     2,920,200
                                                   -----------
                                                     4,544,531
                                                   -----------
HOTELS/MOTELS/INNS--1.8%
--------------------------
    90,400   Marriott International, Inc.,
             Class "A" .........................     3,254,400
                                                   -----------
HOUSEHOLD PRODUCTS--0.5%
--------------------------
    11,000   Colgate-Palmolive Company .........       933,625
                                                   -----------

                                                    MARKET
  SHARES                                             VALUE
----------                                        -----------
COMMON STOCKS (CONTINUED)
==========================
INSURANCE--4.2%
-------------------
    19,000  Aetna, Inc. .........................    1,407,187
    24,077  American International
             Group, Inc. ........................    2,743,273
    77,400  Nationwide Financial Services, Inc...    3,516,863
                                                     ---------
                                                     7,667,323
                                                     ---------
INTERNET--0.6%
--------------
    6,000  America Online, Inc.* ................      533,625
    5,000  At Home Corporation, Series "A"* .....      530,625
                                                     ---------
                                                     1,064,250
                                                     ---------
LEISURE/AMUSEMENT--0.8%
-----------------------
   40,900  Hasbro, Inc. .......................      1,513,300
                                                     ---------
PHARMACEUTICAL--10.2%
---------------------
   58,300  American Home Products Corporation ...    3,468,850
   34,600  Bristol-Myers Squibb Company..........    4,357,438
   42,800  Pfizer, Inc. .........................    5,646,924
   61,000  Schering-Plough Corporation ..........    3,412,188
   22,700  Warner-Lambert Company ...............    1,567,718
                                                     ---------
                                                    18,453,118
                                                    ----------
POLLUTION CONTROL--0.9%
-----------------------
   34,000  Waste Management Holdings, Inc. ......    1,661,750
                                                    ----------
PUBLISHING--12.0%
-----------------
   95,100  A.H. Belo Corporation, Class "A" .....    1,723,688
  104,800  Central Newspapers, Inc., Class "A" ..    3,668,000
   48,900  Gannett Company ......................    3,105,150
  142,000  New York Times Company, Class "A" ....    4,402,000
   53,000  Tribune Company ......................    3,514,563
  114,800  Valassis Communications, Inc. ........    5,510,400
                                                    ----------
                                                    21,923,801
                                                    ----------
REAL ESTATE INVESTMENT TRUST--0.6%
----------------------------------
   45,000  Manufactured Home Communities, Inc. ..    1,046,250
                                                    ----------
RETAIL STORES--7.2%
-------------------
   62,442  CVS Corporation ......................    3,309,426
   43,000  Rite Aid Corporation .................    1,779,125
   70,500  Tandy Corporation ....................    3,921,563
  126,000  Walgreen Company ...................      4,032,000
                                                    ----------
                                                    13,042,114
                                                    ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                               FEBRUARY 28, 1999
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                        MARKET
  SHARES                                                VALUE
----------                                           -----------
COMMON STOCKS (CONTINUED)
=========================
SERVICES--6.1%
---------------
  142,908    First Data Corporation ...............   $  5,466,230
   45,100    Galileo International, Inc. ..........      2,277,550
  216,000    Service Corporation International ....      3,321,000
                                                      ------------
                                                        11,064,780
                                                      ------------
TELECOMMUNICATIONS--3.3%
------------------------
   46,000    MCI WorldCom, Inc. ...................      3,795,000
   43,000    Telephone & Data Systems, Inc.* ......      2,160,750
                                                      ------------
                                                         5,955,750
                                                      ------------
UTILITIES-DIVERSIFIED--2.1%
---------------------------
  104,500    AES Corporation ......................      3,886,094
                                                      ------------
Total Common Stocks
 (cost $104,702,503)...............................    170,141,993
                                                      ------------
REPURCHASE AGREEMENT--7.1%(A)
=============================
Repurchase Agreement with State Street
Bank and Trust Company, dated
February 26, 1999 @ 4.68% to be
repurchased at $12,977,059
on March 1, 1999, collateralized by
$12,945,000 United States Treasury Notes,
6.25% due January 31, 2002, (market value
$13,353,029 including interest)
(cost $12,972,000)................................      12,972,000
                                                      ------------
TOTAL INVESTMENT PORTFOLIO
 (cost $117,674,503)(d), 100.6%(a)................     183,113,993
OTHER ASSETS AND LIABILITIES, net, (0.6%)(a)           (1,012,146)
                                                      ------------
NET ASSETS, 100.0% ...............................    $182,101,847
                                                      ============

----------
  *       Non-income producing security.
 (a)      Percentages indicated are based on net assets.
 (b) Name changed to AT&T--Liberty Media, Class "A" as of March 10, 1999.
 (c)      Name changed to AT&T Corporation as of March 10,
          1999.
 (d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $65,439,490 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $66,860,792 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,421,302.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Assets
------
Investments, at market value (identified cost $104,702,503) (Note 1)                $170,141,993
Repurchase agreement (identified cost $12,972,000) (Note 1).........                  12,972,000
Cash ...............................................................                         306
Receivables:
 Investments sold ..................................................                     644,225
 Fund shares sold ..................................................                     620,077
 Dividends and interest ............................................                      93,409
Deferred state qualification expenses (Note 1) .....................                      25,803
Prepaid insurance (Note 1) .........................................                       8,022
                                                                                    ------------
     Total assets ..................................................                 184,505,835

Liabilities
-----------
Payables (Note 4):
 Investments purchased .............................................  $1,937,705
 Fund shares redeemed ..............................................     182,142
 Accrued management fee ............................................     108,381
 Accrued distribution fee ..........................................      67,872
 Other accrued expenses ............................................     107,888
     Total liabilities .............................................                   2,403,988
                                                                                    ------------
Net assets, at market value ........................................                $182,101,847
                                                                                    ============
Net Assets
----------
Net assets consist of:
 Paid-in capital ...................................................                $109,692,985
 Undistributed net investment loss .................................                    (358,659)
 Accumulated net realized gain .....................................                   7,328,031
 Net unrealized appreciation on investments ........................                  65,439,490
                                                                                    ------------
Net assets, at market value ........................................                $182,101,847
                                                                                    ============

Class A Shares
--------------
Net asset value and redemption price per share
 ($146,099,725 divided by 5,838,765 shares of beneficial interest
 outstanding, no par value) (Notes 1 and 2) .......................                      $ 25.02
                                                                                         =======
Maximum offering price per share (100/95.25 of $25.02)..............                     $ 26.27
                                                                                         =======
Class B Shares
--------------
Net asset value, offering price and redemption price per share
 ($12,660,399 divided by 519,054 shares of beneficial interest
 outstanding, no par value) (Notes 1 and 2) ........................                     $ 24.39
                                                                                         =======
Class C Shares
--------------
Net asset value, offering price and redemption price per share
 ($23,341,723 divided by 957,515 shares of beneficial interest
 outstanding, no par value) (Notes 1 and 2) ........................                     $ 24.38
                                                                                         =======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                FOR THE SIX MONTH PERIOD ENDED FEBRUARY 28, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
-----------------
Income:
 Dividends ........................................................                $   553,008
 Interest .........................................................                    184,475
                                                                                   -----------
     Total income .................................................                    737,483
Expenses (Notes 1 and 4):
 Management fee ...................................................   $570,108
 Distribution fee (Class A Shares) ................................    239,492
 Distribution fee (Class B Shares) ................................     42,796
 Distribution fee (Class C Shares) ................................     86,646
 Shareholder servicing fees .......................................     41,268
 Professional fees ................................................     36,450
 Custodian/Fund accounting fees ...................................     35,548
 State qualification expenses .....................................     19,317
 Federal registration fees ........................................      8,717
 Reports to shareholders ..........................................      6,413
 Trustees' fees and expenses ......................................      4,855
 Insurance expense ................................................      3,857
 Other ............................................................        675
                                                                      --------
  Total expenses ..................................................                  1,096,142
                                                                                   -----------
Net investment loss ...............................................                  (358,659)
                                                                                   -----------
Realized and Unrealized Gain on Investments
-------------------------------------------
Net realized gain from investment transactions ....................                  7,343,431
Net increase in unrealized appreciation of investments
 during the period.................................................                 30,884,575
                                                                                   -----------
  Net gain on investments .........................................                 38,228,006
                                                                                   -----------
Net increase in net assets resulting from operations ..............                $37,869,347
                                                                                   ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE SIX MONTH
                                                                          PERIOD ENDED           FOR THE
                                                                       FEBRUARY 28, 1999       YEAR ENDED
                                                                          (UNAUDITED)        AUGUST 31, 1998
                                                                      ===================   ================
Increase (decrease) in net assets:
Operations:
 Net investment loss ...............................................    $   (358,659)        $   (413,139)
 Net realized gain from investment transactions ....................       7,343,431            9,960,883
 Net increase in unrealized appreciation of investments
  during the period ................................................      30,884,575            5,542,290
                                                                        ------------         ------------
 Net increase in net assets resulting from operations ..............      37,869,347           15,090,034
                                                                        ------------         ------------
Distributions to shareholders from:
 Net realized gains, Class A Shares,
  ($1.32 and $2.13 per share, respectively).........................      (6,989,209)         (9,263,114)
 Net realized gains, Class B Shares, ($1.32 per share) .............        (477,823)                  --
 Net realized gains, Class C Shares,
  ($1.32 and $2.13 per share, respectively).........................        (983,408)            (331,791)
Increase in net assets from Fund share transactions (Note 2) .......      31,355,121           31,767,147
                                                                        ------------         ------------
Increase in net assets .............................................      60,774,028           37,262,276
Net assets, beginning of period ....................................     121,327,819           84,065,543
                                                                        ------------         ------------
Net assets, end of period (including accumulated net
  investment loss of $358,659 for the period ended
  February 28, 1999)................................................    $182,101,847         $121,327,819
                                                                        ============         ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.




                                                                              CLASS A SHARES
                                             =================================================================================
                                                  FOR THE
                                                 SIX MONTH
                                                  PERIOD                                  FOR THE
                                                   ENDED                                YEARS ENDED
                                               FEBRUARY 28,                              AUGUST 31,
                                                   1999       ================================================================
                                                (UNAUDITED)       1998        1997          1996           1995        1994
                                             ================ =========== =========== ================ =========== ===========
Net asset value, beginning of period .......    $   20.34      $  18.60    $  15.58      $   15.53      $  15.30    $  15.62
                                                ---------      --------    --------      ---------      --------    --------
Income from Investment Operations:
 Net investment income (loss)(a) ...........         (.04)         (.07)       (.06)           .00 (e)       .08         .02
 Net realized and unrealized gain on
  investments ..............................         6.04          3.94        4.85           1.81          1.37        1.05
                                                ---------      --------    --------      ---------      --------    --------
 Total from Investment Operations ..........         6.00          3.87        4.79           1.81          1.45        1.07
                                                ---------      --------    --------      ---------      --------    --------
Less Distributions:
 Dividends from net investment
  income ...................................           --            --          --           (.04)         (.06)       (.03)
 Distributions from net realized gains .....        (1.32)        (2.13)      (1.77)         (1.72)        (1.16)      (1.36)
                                                ---------      --------    --------      ---------      --------    --------
 Total Distributions .......................        (1.32)        (2.13)      (1.77)         (1.76)        (1.22)      (1.39)
                                                ---------      --------    --------      ---------      --------    --------
Net asset value, end of period .............    $   25.02      $  20.34    $  18.60      $   15.58      $  15.53    $  15.30
                                                =========      ========    ========      =========      ========    ========
Total Return(%)(d) .........................        29.96 (c)     21.45       33.61          12.79         10.85        7.07
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets .........................         1.34 (b)      1.41        1.48           1.54          1.62        1.55
 Net investment income (loss) to
  average daily net assets(a) ..............         (.37)(b)      (.34)       (.30)          (.02)          .49         .15
 Portfolio turnover rate ...................           20 (c)        25          42             54            66          65
 Net assets, end of period ($ millions).....          146           104          81             70            73          74



                                                        CLASS B SHARES
                                             =====================================
                                                  FOR THE
                                                 SIX MONTH
                                                  PERIOD             FOR THE
                                                   ENDED             PERIOD
                                               FEBRUARY 28,           ENDED
                                                   1999            AUGUST 31,
                                                (UNAUDITED)    1998/double dagger/
                                             ================ ====================
Net asset value, beginning of period .......    $   19.91          $   19.36
                                                ---------          ---------
Income from Investment Operations:
 Net investment income (loss)(a) ...........       (.08)                (.06)
 Net realized and unrealized gain on
  investments ..............................         5.88                .61
                                                ---------          ---------
 Total from Investment Operations ..........         5.80                .55
                                                ---------          ---------
Less Distributions:
 Dividends from net investment
  income ...................................           --                 --
 Distributions from net realized gains .....        (1.32)                --
                                                ---------          ---------
 Total Distributions .......................        (1.32)                --
                                                ---------          ---------
Net asset value, end of period .............    $   24.39          $   19.91
                                                =========          =========
Total Return(%)(d) .........................        29.59 (c)           2.84 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets .........................         1.95 (b)           2.01 (b)
 Net investment income (loss) to
  average daily net assets(a) ..............         (.99)(b)           (.86)(b)
 Portfolio turnover rate ...................           20 (c)             25
 Net assets, end of period ($ millions).....           13                  5

                                                                           CLASS C SHARES
                                             ==========================================================================
                                                  FOR THE
                                                 SIX MONTH
                                                  PERIOD                               FOR THE
                                                   ENDED                             YEARS ENDED
                                               FEBRUARY 28,                          AUGUST 31,
                                                   1999       =========================================================
                                                (UNAUDITED)       1998        1997          1996         1995/dagger/
                                             ================ =========== =========== ================ ================
Net asset value, beginning of period .......    $   19.90      $  18.34    $  15.46      $   15.50        $   14.18
                                                ---------      --------    --------      ---------        ---------
Income from Investment Operations:
 Net investment income (loss)(a) ...........         (.09)         (.09)       (.13)          (.03)(e)         (.01)
 Net realized and unrealized gain on
  investments ..............................         5.89          3.78        4.78           1.75             1.33
                                                ---------      --------    --------      ---------        ---------
 Total from Investment Operations ..........         5.80          3.69        4.65           1.72             1.32
                                                ---------      --------    --------      ---------        ---------
Less Distributions:
 Dividends from net investment
  income ...................................           --            --          --         (  .04)              --
 Distributions from net realized gains .....       ( 1.32)       ( 2.13)     ( 1.77)        ( 1.72)              --
                                                ---------      --------    --------      ---------        ---------
 Total Distributions .......................       ( 1.32)       ( 2.13)     ( 1.77)        ( 1.76)              --
                                                ---------      --------    --------      ---------        ---------
Net asset value, end of period .............    $   24.38      $  19.90    $  18.34      $   15.46        $   15.50
                                                =========      ========    ========      =========        =========
Total Return(%)(d) .........................        29.61 (c)     20.72       32.91          12.16             9.31 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets .........................         1.95 (b)      2.00        2.04           2.05             2.17 (b)
 Net investment income (loss) to
  average daily net assets(a) ..............         (.98)(b)      (.90)       (.88)          (.57)            (.33)(b)
 Portfolio turnover rate ...................           20 (c)        25          42             54               66
 Net assets, end of period ($ millions).....           23            12           3              1              .4

-------
 /dagger/ For the period April 3, 1995 (commencement of Class C Shares) to
          August 31, 1995.
 /double dagger/ For the period January 2, 1998 (commencement of Class B
                 Shares) to August 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04 and $0.04 per Class A Shares for the three years ended August 31, 1996, respectively. The operating expense ratios including such items would have been 1.79%, 1.87% and 1.81% for Class A Shares for the three years ended August 31, 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C
    Share for the two years ended August 31, 1996, respectively. The operating expense ratio including such items would have been 2.30% and 2.42% (annualized) for Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests principally in those equity securities that the Fund's portfolio manager believes are undervalued and therefore offer above-average potential for long-term appreciation. The Fund currently issues Class
        A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at amortized cost which, approximates market.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Heritage Funds. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees are charged directly to that class.

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At February 28, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A, B and C Shares of the Fund during the six month period ended February 28, 1999, were as follows:

                                                      A SHARES                    B SHARES                    C SHARES
                                            ============================ ========================== ============================
                                                SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                            ============= ============== ============ ============= ============= ==============
    FOR THE PERIOD ENDED FEBRUARY 28, 1999
    (UNAUDITED)
     Shares sold ..........................     767,736    $ 18,322,845     234,045    $5,498,686       435,521    $ 10,124,802
     Shares issued on reinvestment of
       distributions ......................     292,670       6,833,845      20,394       464,776        41,940         955,395
     Shares redeemed ......................    (323,688)     (7,649,635)    (10,295)     (241,137)     (128,172)     (2,954,456)
                                               --------    ------------     -------    ----------      --------    ------------
     Net increase .........................     736,718    $ 17,507,055     244,144    $5,722,325       349,289    $  8,125,741
                                                           ============                ==========                  ============
     Shares outstanding:
      Beginning of period .................   5,102,047                     274,910                     608,226
                                              ---------                     -------                    --------
      End of period .......................   5,838,765                     519,054                     957,515
                                              =========                     =======                    ========

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Transactions in Class A and C Shares of the Fund during the year ended August 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to August 31, 1998, were as follows:


                                                       A SHARES                    B SHARES                   C SHARES
                                            ============================== ========================= ===========================
                                                SHARES         AMOUNT         SHARES       AMOUNT       SHARES        AMOUNT
                                            ============= ================ =========== ============= ============ ==============
    FOR THE YEAR ENDED AUGUST 31, 1998
     Shares sold ..........................     814,994    $  18,387,400     283,707    $6,354,813      487,516    $10,793,635
     Shares issued on reinvestment of
       distributions ......................     470,334        9,072,734          --            --       17,500        331,791
     Shares redeemed ......................    (567,161)     (12,188,566)     (9,797)     (213,028)     (34,936)      (771,632)
                                               --------    -------------     -------    ----------      -------    -----------
     Net increase .........................     718,167    $  15,271,568     273,910    $6,141,785      470,080    $10,353,794
                                                           =============                ==========                 ===========
     Shares outstanding:
      Beginning of year ...................   4,383,880                        1,000                    138,146
                                              ---------                      -------                    -------
      End of year .........................   5,102,047                      274,910                    608,226
                                              =========                      =======                    =======

Note 3: PURCHASES AND SALES OF SECURITIES. For the six month period ended February 28, 1999, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $46,366,254 and $28,952,775, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to the current registration statement, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.45% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.20% of that classes' average daily net assets for the fiscal year ending August 31, 1999. No fees were waived and no expenses were reimbursed for the six month period ended February 28, 1999.

        The Manager entered into an agreement with Liberty Investment Management, a division of Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the six month period ended February 28, 1999 the subadviser earned $190,036, which was paid by the Manager.

        From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of February 28, 1999 was $15,400. In addition, the Manager performs Fund Accounting services and charged $23,448 during the six month period of which $7,850 was payable as of February 28, 1999.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $230,854 in front-end sales charges for Class A Shares, $8,711 in contingent deferred sales charges for Class B Shares and $5,440 in contingent deferred sales charges for Class C Shares for the six month period ended February 28, 1999. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged paid in capital $413,139.

HERITAGE FAMILY OF FUNDS(TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH

HERITAGE MONEY MARKET FUNDS
CASH TRUST MONEY MARKET
CASH TRUST MUNICIPAL MONEY MARKET

HERITAGE BOND FUNDS
HIGH YIELD
INTERMEDIATE GOVERNMENT

HERITAGE STOCK FUNDS
AGGRESSIVE GROWTH
CAPITAL APPRECIATION
GROWTH EQUITY
INCOME-GROWTH
INTERNATIONAL
MIDCAP
SMALL CAP
VALUE EQUITY

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 1999 Heritage Asset Management, Inc.

11M
AR5331S CA 2/99


[HERITAGE LOGO]  Heritage Capital Appreciation Trust
                 P.O. Box 33022
                 St. Petersburg, FL 33733
-------------------------------------------------------------------------------
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